SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
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[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


      (Name of Registrant as Specified In Its Charter)
        Advisor Series I

            (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
             Arthur S. Loring, Secretary


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FIDELITY ADVISOR EQUITY GROWTH FUND, FIDELITY ADVISOR MID CAP FUND, FIDELITY ADVISOR LARGE CAP FUND, FIDELITY ADVISOR TECHNOQUANT GROWTH FUND, FIDELITY ADVISOR GROWTH & INCOME FUND
Telephone Voting Script
Introduction
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU REGARDING THE ______ (FIVE OPTIONS HERE: Fidelity Advisor Equity Growth Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Technoquant Growth Fund, Fidelity Advisor Growth & Income Fund). I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS THAT AFFECT THE FUND AND YOUR INVESTMENT IN IT. THE LETTER YOU SHOULD HAVE RECEIVED ASKS YOU TO RECONSIDER YOUR VOTE ON ONE OF THE PROXY PROPOSALS, PROPOSAL #6.
 RECENTLY YOU VOTED ON SEVERAL MATTERS AFFECTING YOUR FIDELITY FUND(S), INCLUDING A PROPOSED AMENDMENT TO THE BYLAWS OF ADVISOR SERIES I (PROPOSAL #6), THE TRUST FOR YOUR FUND(S). THIS PROPOSED AMENDMENT WILL ALLOW THE BOARD OF TRUSTEES TO APPROVE ANY CHANGES TO THE BYLAWS OF THE TRUST WITHOUT SEEKING SHAREHOLDER APPROVAL. THE BOARD OF TRUSTEES IS COMPOSED OF A MAJORITY OF TRUSTEES WHO ARE NOT AFFILIATED WITH FIDELITY. IF YOU VOTED NO OR ABSTAINED FROM VOTING ON PROPOSAL #6 WE'D LIKE TO ASK YOU TO REEVALUATE YOUR DECISION IN LIGHT OF THE FOLLOWING INFORMATION.
1. THE PROPOSED BYLAWS ARE FIDELITY STANDARD BYLAWS THAT HAVE BEEN ADOPTED BY ALMOST EVERY OTHER FIDELITY TRUST.
2. IN FMR'S JUDGEMENT, THE PROPOSED AMENDMENT WILL NOT HAVE A MATERIAL IMPACT ON THE OPERATION OF YOUR FUND(S).
3. THE PROPOSED AMENDMENT WILL REDUCE THE NEED FOR, AND THE RESULTING EXPENSE OF, HOLDING FUTURE SHAREHOLDER MEETINGS.
4. THE PROPOSED AMENDMENT HAS BEEN REVIEWED AND APPROVED BY YOUR BOARD OF TRUSTEES.
IT IS IN THE BEST INTEREST OF YOUR FUND(S) TO BE ABLE TO ADAPT QUICKLY TO CHANGING CONDITIONS
WITHOUT DELAY AND AT THE LEAST POSSIBLE COST TO THE FUND(S). I HOPE THAT YOU WILL JOIN MANY OF YOUR FELLOW FIDELITY ADVISOR FUND SHAREHOLDERS AND VOTE IN FAVOR OF THE PROPOSAL.
If shareholder sounds hostile:
 Thank the shareholder for his/her time. (End phone call.)
 IF A SHAREHOLDER WOULD LIKE TO TALK TO SOMEONE FROM FIDELITY PLEASE TAKE THEIR NAME, PHONE NUMBER AND THE BEST TIME TO CALL.. (End call.)
If not hostile:   Offer the shareholder the opportunity to change their
vote by telephone. Let the shareholder know that you will be recording the next part of the call, to ensure accuracy in his/her vote. Confirm the shareholder's identity by having him/her repeat his/her full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposal.
 If the shareholder asks how the Board of Trustees voted, inform him/her that the Board of Trustees recommends a vote in favor of the proposal.

 Inform the shareholder that a confirmation letter will be sent to him/her, with a phone number to call if an error was made in recording his/her vote, or if he/she wishes to change his/her vote for any reason. Thank the shareholder for his/her time, and end the phone call.

 TO FACILITATE THE CHANGING OF YOUR VOTE YOU CAN VOTE BY TELEPHONE. IF YOU WOULD LIKE TO VOTE BY TELEPHONE, THE NEXT PART OF OUR CALL WILL BE RECORDED. THIS IS TO ENSURE THE ACCURACY OF YOUR VOTE. ALSO, WE WILL BE SENDING YOU A CONFIRMATION LETTER FOR YOUR RECORDS WITH A PHONE NUMBER TO CALL IN CASE ANY ERROR WAS MADE IN RECORDING YOUR VOTE, OR IF YOU WISH TO CHANGE YOUR VOTE FOR ANY REASON.
 WOULD YOU LIKE TO VOTE BY TELEPHONE?
  If NO: If you would like to change your vote you may do so by MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED OR BY FAXING BOTH THE FRONT
AND  BACK OF YOUR SIGNED PROXY CARD TO 1-888-451-8683.   THANK YOU FOR YOUR
TIME THIS EVENING.  (End call.)
  If YES: Confirm the shareholder's identity by having him/her repeat their full name, address and the last 4 digits of his/her social security
number.   Record the shareholder's vote on the proposal(s).
  COULD I PLEASE HAVE THE LAST FOUR DIGITS OF YOUR SOCIAL SECURITY NUMBER? (If it doesn't match, ask for the last four digits of the social security number on the account.)
 (If customer does not feel comfortable giving any part of his/her social security number, empathize and say that we require identification through this method to take a vote over the phone. If the customer is still uncomfortable, explain that while you cannot take the vote over the phone, but that they can vote by mail or fax.)
 I UNDERSTAND THAT YOU MAY FEEL UNCOMFORTABLE GIVING PART OF YOUR SOCIAL SECURITY NUMBER OVER THE PHONE. IT IS PART OF OUR REQUIRED PROCEDURES, HOWEVER, TO ENSURE PROPER IDENTIFICATION BEFORE WE TAKE ANY VOTES OVER THE PHONE. IS THIS OK WITH YOU? (If customer agrees, proceed with vote. If customer doesn't agree, ask them to vote by mail or fax.)

 AGREES TO GIVE LAST FOUR DIGITS OF SSN:
 NOW I WILL READ YOU PROPOSAL #6 AND ASK YOU WHETHER YOU VOTE "FOR", "AGAINST", OR "ABSTAIN.":
If a shareholder asks to change his vote on any other proposal, please use the following grid for the applicable proposal. We are not encouraging shareholders to change their vote on any other proposal.
Read Proposal # 6:TO AMEND THE BYLAWS OF THE TRUST TO REQUIRE ONLY TRUSTEE APPROVAL OF CHANGES TO BYLAWS. HOW DO YOU VOTE?
ADVISOR I
FIDELITY ADVISOR EQUITY GROWTH FUND, FIDELITY ADVISOR MID CAP FUND, FIDELITY ADVISOR LARGE CAP FUND, FIDELITY ADVISOR TECHNOQUANT GROWTH FUND, FIDELITY ADVISOR GROWTH & INCOME FUND
Please see the following grid for the applicable proposals each fund and share class.

      FIDELITY ADVISOR   FIDELITY ADVISOR   FIDELITY ADVISOR   FIDELITY ADVISOR     FIDELITY ADVISOR
      EQUITY GROWTH      MID CAP            LARGE CAP          TECHNOQUANT GROWTH   GROWTH &
      FUND               FUND               FUND               FUND                 INCOME
                                                                                    FUND

      Class              Class              Class              Class                Class



                                     A   B   T   I   A   B   T   I   A   B   T   I   A   B   T   I   A   B   T   I

(1) To elect a Board of Trustees     x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x

(2) To ratify the selection of       x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x
Coopers & Lybrand L.L.P. and
Price Waterhouse L.L.P. as
independent accountants of the
trust

(3) To amend the Declaration of      x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x
Trust to provide dollar-based
voting rights for shareholders of
the trust

(4) To amend the Declaration of      x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x
Trust regarding shareholder
notification of appointment of
Trustees



      FIDELITY ADVISOR   FIDELITY ADVISOR   FIDELITY ADVISOR   FIDELITY ADVISOR     FIDELITY ADVISOR
      EQUITY GROWTH      MID CAP            LARGE CAP          TECHNOQUANT GROWTH   GROWTH &
      FUND               FUND               FUND               FUND                 INCOME
                                                                                    FUND

      Class              Class              Class              Class                Class



      A   B   T   I   A   B   T   I   A   B   T   I   A   B   T   I   A   B   T   I

(5) To amend the Declaration of
      x     x     x   x     x     x     x     x     x     x     x     x     x     x     x     x     x     x     x     x
Trust to provide each fund with
the ability to invest all of its
assets in another open-end
investment company with
substantially the same investment
objective and policies

(6) To amend the Bylaws of the
     x     x     x   x     x     x     x     x     x     x     x     x     x     x     x     x     x     x     x     x
trust to require only Trustee
approval of changes to the
Bylaws

(7) To adopt a new fundamental
     x     x     x   x
investment policy for Equity
Growth Fund to permit the fund
to invest all of its assets in
another open-end investment
company with substantially the
same investment objective and
policies

(8) To approve an amended
     x     x     x   x
Management Contract for Equity
Growth Fund

(9) To approve an amended
     x     x     x   x
Sub-Advisory Agreement
between Equity Growth Fund and
FMR Far East

(10) To approve an amended
     x     x     x   x
Sub-Advisory Agreement
between Equity Growth Fund and
FMR U.K.

(11) To amend the Class T
                 x
Distribution and Service Plan for
Equity Growth Fund

(12) To amend the fundamental
     x     x     x   x
investment limitation on
diversification for Equity Growth
Fund to permit increased
investment in the securities of
any single issuer

(13) To amend the fundamental
     x     x     x   x     x     x     x     x     x     x     x     x
investment limitation concerning
diversification for Equity Growth
Fund, Mid Cap Fund and Large
Cap Fund to exclude investments
in other investment companies
from the limitation



      FIDELITY ADVISOR   FIDELITY ADVISOR   FIDELITY ADVISOR   FIDELITY ADVISOR     FIDELITY ADVISOR
      EQUITY GROWTH      MID CAP            LARGE CAP          TECHNOQUANT GROWTH   GROWTH &
      FUND               FUND               FUND               FUND                 INCOME
                                                                                    FUND

      Class              Class              Class              Class                Class



      A   B   T   I   A   B   T   I   A   B   T   I   A   B   T   I   A   B   T   I

(14) To replace Equity Growth
     x   x   x   x
Fund's fundamental name test
policy with a non-fundamental
policy based on total assets

(15) To eliminate Equity Growth
     x   x   x   x
Fund's fundamental investment
policy relating to permissible
repurchase agreement
counterparties.

(16) To amend Equity Growth
     x   x   x   x
Fund's fundamental investment
limitation concerning real-estate

(17) To adopt a fundamental
     x   x   x   x
investment limitation concerning
the issuance of senior securities
for Equity Growth Fund

(18) To eliminate Equity Growth
     x   x   x   x
Fund's fundamental investment
limitation concerning short sales
of securities and replace it with a
similar non-fundamental
investment limitation

(19) To eliminate Equity Growth
     x   x   x   x
Fund's fundamental investment
limitation concerning margin
purchases and replace it with a
similar non-fundamental
investment limitation

(20) To amend Equity Growth
    x   x   x   x
Fund's fundamental investment
limitation concerning borrowing

(21) To amend Equity Growth
    x   x   x   x
Fund's fundamental investment
limitation concerning lending

(22) To eliminate Equity Growth
     x   x   x   x
Fund's fundamental investment
limitation concerning investments
in other investment companies

(23) To eliminate Equity Growth
     x   x   x   x
Fund's fundamental investment
limitation concerning investments
in securities of newly-formed
issuers

(24) To eliminate Equity Growth
     x   x   x   x
Fund's fundamental investment
limitation concerning investing in
oil, gas, and mineral exploration
programs.


FIDELITY ADVISOR EQUITY GROWTH FUND, FIDELITY ADVISOR MID CAP FUND, FIDELITY ADVISOR LARGE CAP FUND, FIDELITY ADVISOR TECHNOQUANT GROWTH FUND, FIDELITY ADVISOR GROWTH & INCOME FUND
LOG SHEET
 Date__________________
 DF King Rep_________________
Address Correction
Social Security No.  (record from database; do not ask
shareholder)________________
Shareholder Name_______________________________________________________
Street Address _________________________________________________________
City_________________________State_____________Zip Code_________________
Materials to Be Sent
Proxy Card Only ________
Full Proxy Kit  __________
Comments
Notable Shareholder Response____________________________________________
_____________________________________________________________________
_____________________________________________________________________
Other Comments________________________________________________________
______________________________________________________________________
______________________________________________________________________
Did  Shareholder ask to speak to a Fidelity  Representative?
Yes_______No________
SHAREHOLDER'S NAME:
SHAREHOLDER'S PHONE NUMBER:
BEST TIME TO CALL: